EXHIBIT 99.1
FOR IMMEDIATE RELEASE
Editor’s Contact:
Frank Berry
QLogic Corporation
Phone: (949) 389-6499
frank.berry@qlogic.com
Investor’s Contact:
Tony Massetti
QLogic Corporation
Phone: (949) 389-7533
tony.massetti@qlogic.com
QLOGIC REPORTS THIRD QUARTER
RESULTS FOR FISCAL YEAR 2006
Record Revenue from Continuing Operations

Aliso Viejo, Calif., January 18, 2006 — QLogic Corporation (Nasdaq:QLGC), the leader in Fibre Channel host bus adapters (HBAs), stackable switches and blade server switches today announced its third quarter financial results for the period ended January 1, 2006.
Net revenue from continuing operations for the third quarter of fiscal 2006 was a record $129.2 million and increased 11% from $116.0 million in the comparable quarter last year. During the third quarter of fiscal 2006, revenue from SAN Infrastructure Products, which are comprised of HBAs, switches and silicon, was $120.4 million, an increase of 14% from the comparable quarter last year and 9% sequentially.
Income from continuing operations on a GAAP basis for the third quarter of fiscal 2006 was $31.7 million, or $0.39 per share on a diluted basis, a decline of 1% from the third quarter of last year and an increase of 4% sequentially.
Net revenue from continuing operations for the first nine months of fiscal 2006 was $363.6 million, up 15% from the same period of fiscal 2005. Income from continuing operations on a GAAP basis for the first nine months of fiscal 2006 was $90.5 million, or $1.03 per share on a diluted basis, an increase of 13% from the same period last year.
Net income on a GAAP basis, including the gain on sale of the hard disk drive controller and tape drive controller business and the related results from discontinued operations, for the third quarter of fiscal

2006 was $166.2 million, or $2.04 per share on a diluted basis. Net income on a GAAP basis for the first nine months of fiscal 2006 was $251.0 million, or $2.84 per share on a diluted basis.
The Company generated $105.0 million in cash from continuing operations during the first nine months of fiscal 2006. The Company’s balance sheet at the end of the third quarter of fiscal 2006 was highlighted by $719 million of cash and short-term investments.
“We are pleased with the continued momentum of our business and the achievement of record revenues from continuing operations,” said H. K. Desai, the Company’s chief executive officer and president. “During the third quarter, our HBA revenue grew 16% and switch revenue grew 35% from the third quarter of last year.”
The Company uses certain non-GAAP measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a complete reconciliation of each non-GAAP measure to the most directly comparable GAAP measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures is presented in the accompanying financial schedules.
Non-GAAP income from continuing operations for the third quarter of fiscal 2006 was $31.4 million, or $0.38 per share on a diluted basis, an increase of 3% sequentially. During the first nine months of fiscal 2006, the Company’s non-GAAP income from continuing operations was $90.2 million, or $1.02 per share on a diluted basis, and increased 5% from the same period last year.
QLogic’s fiscal 2006 third quarter conference call is scheduled for today at 2:30 p.m. Pacific Time (5:30 p.m. Eastern Time). H.K. Desai, chief executive officer and president, and Tony Massetti, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at www.qlogic.com. Phone access to participate in the conference call is available at (719) 457-2654, pass code: 2886486.
The financial information that the Company intends to discuss during the conference call will be available on the Company’s website at www.qlogic.com for 12 months following the conference call. A replay of the conference call will be available via webcast for 12 months on the Company’s website at www.qlogic.com. An audio replay of the conference call will also be available through February 1, 2006 at (719) 457-0820; pass code: 2886486.

About QLogic
QLogic is the leading supplier of Fibre Channel host bus adapters (HBAs), blade server embedded Fibre Channel switches and Fibre Channel stackable switches for storage area networks. The Company is also a leading supplier of iSCSI HBAs. QLogic products are delivered to small, medium and large enterprises around the world, powering solutions from leading companies like Cisco, Dell, EMC, HP, IBM, NEC, Network Appliance and Sun Microsystems. QLogic is a member of the S&P 500 Index. For more information visit www.qlogic.com.
Note: All QLogic-issued press releases appear on the Company’s website (www.qlogic.com). Any announcement that does not appear on the QLogic website has not been issued by QLogic.
Disclaimer — Forward Looking Statements
This press release contains statements relating to future results of the Company (including certain beliefs and projections regarding business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The Company advises readers that these potential risks and uncertainties include, but are not limited to: potential fluctuations in operating results; gross margins that may vary over time; revenues may be affected by changes in IT spending levels; the stock price of the Company may be volatile; the Company’s dependence on the storage area network market; the ability to maintain and gain market or industry acceptance of the Company’s products; the Company’s dependence on a limited number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the Company’s ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; reliance on third party licenses; dependence on sole source and limited source suppliers; the Company’s dependence on relationships with certain silicon chip suppliers; the complexity of the Company’s products; sales fluctuations arising from customer transitions to new products; the uncertainty associated with SOX 404 compliance; environmental compliance costs; terrorist activities and resulting military actions; international, economic, regulatory, political and other risks; uncertain benefits from strategic business combinations; the ability to maintain or expand upon strategic alliances; the strain on resources caused by growth and expansion; the ability to attract and retain key personnel; the decreased effectiveness of equity compensation; difficulties in transitioning to smaller geometry process technologies; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; changes in tax laws or adverse tax audit results; computer viruses and other tampering with the Company’s computer systems; charter documents and stockholder rights plan that may discourage a business combination; and facilities of the Company and its suppliers and customers are located in areas subject to natural disasters.
More detailed information on these and additional factors which could affect the Company’s operating and financial results are described in the Company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The Company urges all interested parties to read these reports to gain a better understanding of the many business and other risks that the Company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the Company undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	January 1,	October 2,	December 26,	January 1,	December 26,
	2006	2005	2004	2006	2004
Net revenues	$129,185	$119,012	$116,041	$363,627	$316,992
Cost of revenues	36,900	34,995	32,962	105,888	90,387

Gross profit	92,285	84,017	83,079	257,739	226,605

Operating expenses:
Engineering and development	22,797	21,417	21,059	64,573	62,025
Sales and marketing	16,100	15,617	13,890	46,950	39,980
General and administrative	4,362	4,190	4,319	12,444	12,743

Total operating expenses	43,259	41,224	39,268	123,967	114,748

Operating income	49,026	42,793	43,811	133,772	111,857

Interest and other income	5,151	6,111	4,468	17,381	12,334

Income from continuing operations before income taxes	54,177	48,904	48,279	151,153	124,191

Income taxes	22,496	18,414	16,237	60,696	43,894

Income from continuing operations	31,681	30,490	32,042	90,457	80,297

Discontinued operations:
Income from operations, net of income taxes	4,570	12,534	11,314	30,595	31,144
Gain from sale, net of income taxes	129,987	—	—	129,987	—

Income from discontinued operations	134,557	12,534	11,314	160,582	31,144

Net income	$166,238	$43,024	$43,356	$251,039	$111,441

Income from continuing operations per share:
Basic	$0.39	$0.34	$0.35	$1.04	$0.87
Diluted	$0.39	$0.34	$0.34	$1.03	$0.86

Income from discontinued operations per share:
Basic	$1.67	$0.14	$0.12	$1.84	$0.33
Diluted	$1.65	$0.14	$0.12	$1.81	$0.33

Net income per share:
Basic	$2.06	$0.48	$0.47	$2.88	$1.20
Diluted	$2.04	$0.48	$0.46	$2.84	$1.19

Number of shares used in per share computations:
Basic	80,659	89,447	92,157	87,213	92,663
Diluted	81,547	90,526	93,484	88,248	93,604

QLOGIC CORPORATION
RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS
TO NON-GAAP INCOME FROM CONTINUING OPERATIONS
(unaudited — in thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	January 1,	October 2,	December 26,	January 1,	December 26,
	2006	2005	2004	2006	2004
GAAP income from continuing operations	$31,681	$30,490	$32,042	$90,457	$80,297
Items excluded from GAAP income from continuing operations:
Acquisition related non-cash compensation charges included in:
Engineering and development expenses	170	—	1,779	170	5,381
Sales and marketing expenses	42	—	—	42	—
Insurance recovery included in general and administrative expenses	(700)	—	—	(700)	—
Income tax effect	194	—	—	194	—

Non-GAAP income from continuing operations	$31,387	$30,490	$33,821	$90,163	$85,678

Diluted income from continuing operations per share:
GAAP income from continuing operations	$0.39	$0.34	$0.34	$1.03	$0.86
Adjustments	(0.01)	—	0.02	(0.01)	0.06

Non-GAAP income from continuing operations	$0.38	$0.34	$0.36	$1.02	$0.92

Non-GAAP Financial Measurements
     The non-GAAP financial measurements contained herein are a supplement to the corresponding financial measurements prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial information presented for fiscal 2006 excludes acquisition related non-cash compensation charges related to the acquisition of Troika Networks in November 2005 and an insurance recovery received. The non-GAAP financial information presented for fiscal 2005 excludes acquisition related non-cash compensation charges, which relate to the Company’s acquisition of Little Mountain Group, Inc. Management believes these items are not indicative of the Company’s on-going core operating performance.
     The Company has presented non-GAAP income from continuing operations and non-GAAP diluted income from continuing operations per share, on a basis consistent with its historical presentation, to assist investors in understanding the Company’s core income from continuing operations and non-GAAP diluted income from continuing operations per share on an on-going basis. The non-GAAP presentation also enhances comparisons of the Company’s core net profitability with historical periods and comparisons of the Company’s core net profitability with the corresponding results for competitors. Management believes that on-going income from continuing operations and diluted income from continuing operations per share are important measures in the evaluation of the Company’s profitability. These non-GAAP financial measures exclude the adjustments described above, and thus provide an overall measure of the Company’s on-going net profitability and related profitability on a diluted per share basis.
     Management uses non-GAAP income from continuing operations in its evaluation of the Company’s core after-tax results of operations and trends between fiscal periods and believes that this measure is an important component of its internal performance measurement process. In addition, the Company prepares and maintains its budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measurement.
     The non-GAAP financial measurements presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP information presented by the Company may be different from the non-GAAP measures used by other companies.

QLOGIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited — in thousands)

	January 1, 2006	April 3, 2005
ASSETS
Current assets:
Cash and cash equivalents	$65,881	$165,644
Short-term investments	652,865	646,694
Accounts receivable, net	70,504	54,245
Inventories	29,788	22,661
Current assets related to discontinued operations	2,898	17,576
Other current assets	40,515	32,699

Total current assets	862,451	939,519

Property and equipment, net	77,517	71,322
Long-term assets of discontinued operations	—	6,454
Other assets	44,335	9,045

	$984,303	$1,026,340

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$23,311	$19,975
Accrued compensation	17,451	19,629
Income taxes payable	120,733	17,999
Current liabilities related to discontinued operations	16	3,774
Other current liabilities	10,605	7,444

Total current liabilities	172,116	68,821

Deferred tax liabilities	—	1,336

Total liabilities	172,116	70,157

Stockholders’ equity:
Common stock	97	96
Additional paid-in capital	519,462	504,760
Retained earnings	850,761	599,722
Accumulated other comprehensive income (loss)	1,867	(3,394)
Treasury stock	(560,000)	(145,001)

Total stockholders’ equity	812,187	956,183

	$984,303	$1,026,340

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited — in thousands)

	Nine Months Ended
	January 1,	December 26,
	2006	2004
Cash flows from operating activities:
Net income	$251,039	$111,441
Income from discontinued operations, net of income taxes	(30,595)	(31,144)
Gain from sale of discontinued operations, net of income taxes	(129,987)	—

Income from continuing operations	90,457	80,297
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Depreciation and amortization	12,851	10,809
Deferred income taxes	(7,117)	(5,720)
Tax benefit from issuance of stock under stock plans	2,134	1,358
Stock-based compensation	175	472
Provision for losses on accounts receivable	57	414
Loss on disposal of property and equipment	130	245
Changes in operating assets and liabilities, net of acquisition:
Accounts receivable	(15,894)	(9,518)
Inventories	(6,578)	1,877
Other assets	3,014	486
Accounts payable	3,056	4,126
Accrued compensation	(2,276)	1,262
Income taxes payable	22,223	7,100
Other liabilities	2,727	2,028

Net cash provided by operating activities	104,959	95,236

Cash flows from investing activities:
Purchases of marketable securities	(639,830)	(509,271)
Sales and maturities of marketable securities	689,038	468,846
Additions to property and equipment	(18,139)	(12,898)
Acquisition of business, net of cash acquired	(35,241)	—
Restricted cash placed in escrow	(12,000)	—
Purchase of other assets	—	(4,000)

Net cash used in investing activities	(16,172)	(57,323)

Cash flows from financing activities:
Proceeds from issuance of stock under stock plans	12,394	7,622
Purchase of treasury stock	(414,999)	(80,009)

Net cash used in financing activities	(402,605)	(72,387)

Cash used in continuing operations	(313,818)	(34,474)

Cash flows from discontinued operations:
Net cash provided by operating activities	32,719	26,295
Net cash provided by (used in) investing activities, including proceeds from sale	181,336	(1,929)

Cash provided by discontinued operations	214,055	24,366

Net decrease in cash and cash equivalents	(99,763)	(10,108)

Cash and cash equivalents at beginning of period	165,644	62,911

Cash and cash equivalents at end of period	$65,881	$52,803

QLOGIC CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION
(unaudited — in thousands)
Net Revenues
A summary of the Company’s revenue components is as follows:

	Three Months Ended			Nine Months Ended
	January 1,	October 2,	December 26,	January 1,	December 26,
	2006	2005	2004	2006	2004
SAN Infrastructure Products	$120,402	$110,480	$105,585	$338,205	$285,937
Management Controllers	6,050	7,048	9,274	20,006	29,032
Other	2,733	1,484	1,182	5,416	2,023

	$129,185	$119,012	$116,041	$363,627	$316,992

Geographic Revenues
Revenues by geographic area are presented based upon the country of destination. Net revenues by geographic area are as follows:

	Three Months Ended			Nine Months Ended
	January 1,	October 2,	December 26,	January 1,	December 26,
	2006	2005	2004	2006	2004
United States	$68,394	$65,466	$60,657	$199,062	$166,924
International	60,791	53,546	55,384	164,565	150,068

	$129,185	$119,012	$116,041	$363,627	$316,992